#TheWayToTreatPeople

brooqLy™

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Stories
For You
brooqLy™

brooqLy™

Corporate Overview

Executive Summary

broogLy

About brooqLy

brooqLy™

"The Way to Treat People"

a global platform that allows its Users to send and receive Treats from collaborating Shops under a Social Networking experience.

Corporate Snapshot

Year of Incorporation	2021
Industry	Technology - Marketplace
Headquarters	Palos Hills, IL, USA
Number of Employees	8 (3 Internal and 5 external)
Business Model	Commission on Sales / Subscription
Products/Services	Mobile App
Client Base	B2C, B2B

Statutory Snapshot

Ticker Symbol	BRQL
Trading Exchange	OTC Markets
Issued Shares	24, 234,982
No. of Shareholders	34
Founders' Ownerships %	82.5%

The Ask

For Information contact:

Panos Lazaretos
Chief Executive Officer
plazaretos@brooqly.com

Leadership Team

broqLy



Panos Lazaretos

CEO

International Prowess

- 1 Exit: **The Enablers** (OTCM: TNBL)
- **SPAR Group** (NASDAQ: SGRP)
  Global Responsibility, 10 countries
- **ADECCO Group** (SWISSX: ASDEN)
  EEMENA Responsibility, 17 countries
- **Sales Services International**
  European Responsibility, 21 countries



Nikos Ioannou

COO

Marketplace Thought Leadership

- 1 Exit: **delivery.gr**
  first OFD platform in Greece
  first platform to offer grocery delivery
  first platform to become a marketplace
- **Mouhalis Group of Companies**
  e-Table Product Officer
  e-Kioskys Product Officer



Helen Maridakis

CFO

Finance Veteran

- 1 Exit: **Acrongenomics** (OTCM: AGNM)
- **Vardalos & Associates**
  Founder & CEO
  Over 30 Years and 300 Clients
  Financial Services
- **Lactalis Europe** (part of Kraft Heinz)
  10 Years Financial Control and Reporting

Corporate Highlights

broogLy

1 Uniqueness

Our platform combines Online Food Ordering, Social Networking and Gifting Technologies

2 Experience

Our executive team has over 25 years of experience in their area of responsibility

3 Transparency

We have been operating under SEC and GAAP guidelines since inception

4 Technology

Our architecture is based on AWS cloud, Stripe for payments and Flutter for mobile app development

5 Growth

We have developed a swift, low-cost, low-risk expansion plan to new markets

brooqLy™

Commercial Overview

About brooqLy

brooqLy



What is brooqLy?

a disruptive new social network with real-word actions
that allows its users to purchase, send and receive treats from collaborating shops.

What are brooqLy treats?

- Treats are currently beverage items that each collaborating shop uploads to the platform with a purchase price and sent from one brooqLy user to another.
- Sent treats can be redeemed for a period of three months at the shop selected by the sender.
- All treat activity is accessible by shop owners, in real-time under the brooqLy dashboard.

Treating Modes

broogLy

Remote

the user selects a collaborating shop, a catalog Item, and the user to purchase and send a treat to.

This mode gives global access to our Shops List, and allows even cross-countries treating, but only between "Connected Users".

In-Shop

the user is asked to "check-in" at one of the collaborating shops and then gains access to all other users that have chosen to "check-in".

This mode allows to treat "connected users" but also "non-connected users" that are present at the selected shop.

At-Home

The user follows the same process as in "Remote Mode" by selecting a collaborating e-Shop.

The recipient user needs to provide a delivery address.
This mode allows for delivery at the recipient's home using the transportation means of the selected e-shop.

Market Size

brooqLy

The Markets brooqLy Covers

Social Networking	Online Food Ordering	Personalized Gifting
$230 Billion Globally	$244 Billion Globally	$32 Billion Globally
The Business Research Company	Grand View Research	Business Wire

Our Universe CONNECTED

Consumers

that gain an **enhanced social networking experience** through the "Art of Treating".

Retail Shops

that register to receive **incremental sales** and gain direct communication with their clientele.

Brands

that **advertise and access consumer behavior data** for targeted promotions.

brooqLy

Problems, Solutions & Benefits

brooqLy™

Problem

Connections through the various established social networks remain limited to simple interactions (chats, likes, emojis etc.)

brooqLy's Solution

brooqLy empowers the demonstration of generosity and gratitude by utilizing its Treating mechanism.

Benefits

- Consumers gain a "social networking +" experience and connection by sending and receiving Treats
- Consumers get the feeling of "being there" even if not physically present with their friends.
- Consumers stay up-to-date on the latest hotspots / happenings in their area

Consumers | Retail Shops | Brands

Problems, Solutions & Benefits

brooqLy

Problem

Nightlife Entertainment Shops are lacking the option of generating revenue from customers that are not physically present in their shops.

brooqLy's Solution

brooqLy enables incremental Shop sales by allowing a global audience to 'Treat' anyone in their network, remotely.

Benefits

- Shops may create a User profile and Treat their crowd based on contests and specific activities
- Shops are bale to communicate specific promotions through the Newsfeed
- Shops have real-time access to their activity data and billing / payment information

Consumers | Retail Shops | Brands

Problems, Solutions & Benefits

brooqLy™

Problem

Alcoholic Beverage Brands have limited advertising options, costly methods to collect consumer data from the points-of-sale and have generally passive digital engagement with their crowds.

brooqLy's Solution

brooqLy provides a suite of in-app advertising options, crowd engagement tools, backed up by advanced analytics on Product Sales and Consumer Behavior

Benefits

- Brands gain access to a new Direct-to-Consumer channel and ability to showcase their Products & Promotions
- Brands are able to select a group of Shops from our database and make targeted banner advertising
- Brands have real-time access to their activity data but can also purchase brooqLy Consumer Behavior Data that can help them drive business decisions

Consumers | Retail Shops | Brands

Business Model

brooqLy™

A. Current Revenue Model

20% Commission on each order

- brooqLy receives the full payment amount.
- Treats are paid to the shops within 48 hours minus the 20% commission.

B. Future Revenue Models

- Annual Subscription for Shops by Q1 2024
- Monthly Brand Advertising per Shop Q2 2024
- Annual Sale of Consumer Behavior Data Q4 2024

Growth Strategy

- Expand Internationally through Geographically Exclusive Agreements with Local Marketing Agencies under an equal revenue sharing model.

- This approach offers a low risk / low-cost market entry, and it is supported by multi-lingual, and multi-currency technological appf eatures.



Current Markets: Greece, Romania, Turkey

Future Markets:
2024: Poland, Czech, Sweden
2025: Brazil, Mexico, USA

Local Partnership Model

broqLy

Our global growth is powered by Local Partner Agreements

brooqLy's Responsibilities

- Platform Enhancement and Support
- Best Practice Training and Sharing
- Global Marketing
- Global and Regional Brand Sales
- Global Customer Support

Local Partner's Responsibilities

- Shop Registration and Administration
- User Acquisition through Digital Marketing
- Local Marketing
- Local Brand Sales
- Local Customer Support

50-50
Revenue Sharing
on all Income Streams

Traction

	2021 H1	2021 H2	2022 H1	2022 H2	2023 H1	2023 H2
Operations	Product Design and International Strategy Design	brooqLy 1.0 soft launched in Greece & Romania	Paused for COVID brooqLy 2.0 development	Successful Measurement of Key Marketing Concepts	brooqLy 3.0 developed for testing	Planned re-Launch in Greece, Turkey & Romania in October
Corporate	Filed S1 Application with the SEC	Closed Pre-Seed Round with $275,000	SEC Effectiveness Awarded	Trademark Received in both US and EU	Closed Seed Round with $395,000	Ticker Acquisition Expected Trading in OTC Markets
Highlights		First Treats in: - Mykonos (Greece) 500 user downloads -Mamaia (Romania) 300 users download		Activation in one Greek Bar generates $2,000 from users in the USA	Signed Agreement for Turkey Signed Agreement for At-Home Delivery in Greece	

Product Roadmap

brooqLy

	Current Version	brooqLy 3.0 Q4 2023	brooqLy 4.0 Q1 2024	brooqLy 5.0 Q2 2024
Social Networking	Standard * Social Features * User/Shop Profiles	Enhanced * Social Features * User/Shop Profiles	Advanced * Social Features * User/Shop Profiles Loyalty	Gamification
Payment	Card Payments Apple / Google Pay	Standard Wallet	Advanced Wallet Meal Voucher	Meal Voucher Automation brooqLy Card with Wallet Apple / Google Pay
Modules	Treating at Shops	Treating at Home	Table Booking Menu Pre-Ordering	Experience Booking (Attractions, Shows Taxi etc)

brooqLy™

Mobile App Snapshot

Social Networking Features

brooqLy™


Stories
For You

Newsfeed with geolocation for recommendations


New Post
Post

Ability to post photos and stories with check-in and tag options


Notifications

Notification on friends, treats, shops and brands activities


Treats History
Received

Review the details of your sent and received treats


Friends
Everybody

Google Maps that shows your friends or users that have selected to make their location visible


Hub

Hub section with current mechanisms and provision for upcoming ones

Treating Mechanism

brooqLy


Who do you want to treat?
Near you

Easily find and select the user you would like to send a treat to


Athens Riviera

Identify the shop of your choice anywhere that brooqLy operates



Browse the shop's catalog Items


Treat

Select the preferred catalog item and its quantity


Treat

Make a payment


Treat sent to Emily
Cheers
Smiles everywhere!

All done!
The recipient will receive a notification and you will receive a receipt for your payment


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